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                                                                    EXHIBIT 99.2


       AKTIENKAUFVERTRAG                          SHARE PURCHASE AGREEMENT

zwischen                                    between

der

                           Kunz Holding GmbH & Co. KG
                              Kelterstra(beta)e 51
                               72669 Unterensingen

             -"Verau(beta)erer" -                                 -"Seller" -

und                                            and
der Firma

                      Celeste 97 Vermogensverwaltungs GmbH

mit Sitz in Munchen                                      with its seat in Munich

                     -"Erwerber" -                              -"Purchaser" -


                                    SECTION 1
                               VERTRAGSGEGENSTAND

Im Handelsregister beim Amtsgericht Schwabisch-Hall ist unter HRB 167 die Firma Konrad Hornschuch Aktiengesellschaft (nachfolgend: "Gesellschaft") mit Sitz in Wei(beta)bach eingetragen. Das Grundkapital der Gesellschaft betragt DM 30.800.000,00 (in Worten: Deutsche Mark Drei(beta)ig Millionen Achthundert-tausend). Es ist eingeteilt in 616.000 (in Worten:
Sechshundertsechzehntausend) Aktien im Nennwert von je DM 50,00 (in Worten:
Deutsche Mark Funfzig). Der Verau(beta)erer halt 315.370 (in Worten:
Dreihundertfunfzehntausenddreihundert-siebzig) Inhaberaktien im Nennbetrag von je DM 50,00 (in Worten: Deutsche Mark Funfzig), welche seine samtlichen an der Gesellschaft gehaltenen Aktien darstellen. Die vom Verau(beta)erer gehaltenen Aktien werden zur Zeit bei der Deutsche Bank AG, Filiale Stuttgart, im Depot des Verau(beta)erers unter der Nr. 123 700 700 gefuhrt.


                                    SECTION 1
                             SCOPE OF THE AGREEMENT

In the Commercial Register of the Municipal Court of Schwabisch-Hall, docket no. HRB 167 Konrad Hornschuch AG ("Company") with its seat in Weissbach is registered. The stated capital of the Company amounts to DM 30,800,000.- (deutschmarks thirty million eight hundred thousand). It is divided in 616,000 (six hundred and sixteen thousand) shares in the nominal amount of DM 50.00 (deutschmarks fifty), respectively. Seller owns 315,370 (three hundred and fifteen thousand three hundred and seventy) bearer shares in the nominal amount of DM 50.00 (deutschmarks fifty), respectively, which constitute all of the shares being held by it. The shares held by Seller are presently deposited with Deutsche Bank AG, Stuttgart branch, in Seller's deposit no. 123 700 700.


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SHARE PURCHASE AGREEMENT                                                       2
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                                    SECTION 2
                            VERKAUF DER INHABERAKTIEN

(1) Der Verkaufer verkauft an den Erwerber alle inSection1 naher bezeichneten von ihm gehaltenen Inhaberaktien an der Gesellschaft sowie alle mit diesen Aktien zusammenhangenden Gewinnanteilsscheine, einschlie(beta)lich Erneuerungsscheinen (nachfolgend insgesamt "Aktien" genannt). Der Erwerber nimmt den Verkauf hiermit an. Mitverkauft sind samtliche an den Aktien bestehenden oder damit verbundenen Rechte und Nebenrechte einschlie(beta)lich aller Gewinnbezugsrechte, insbesondere auch das Gewinnbezugsrecht des bereits begonnenen Geschaftsjahres 1997.

(2) Der Verkauf der Aktien erfolgt mit Wirkung zum heutigen Tage. Von diesem Zeitpunkt an gehen Nutzen, Lasten und Gefahr, insbesondere die Dividendenanspruche, auch soweit sie Gewinnausschuttungen fur die Zeitraume vor dem Ubertragungsstichtag betreffen, auf den Erwerber uber.


                                    SECTION 2
                              SALE OF BEARER SHARES

(1) The Seller hereby sells to the Purchaser all bearer shares in the company as described in sec. 1 hereof as well as all profit participation coupons, including renewal coupons in these shares (hereinafter referred to as "Shares"). The Purchaser hereby accepts the sale. Also party to the sale are all rights and ancillary rights, including all profit rights, particularly the profit right of the current business year 1997.

(2) The sale of the shares shall be effective as of today. From this point in time, beneficial ownership, in particular the claim to dividends, including profit distributions for time periods prior to the transfer date shall transfer to the Purchaser.


                                    SECTION 3
                                     VOLLZUG

(1) Der Verau(beta)erer und Erwerber sind sich uber den Ubergang des Eigentums an den Aktien auf den Erwerber einig. Der Verau(beta)erer tritt hiermit seinen Anspruch gegen die Deutsche Bank AG, Filiale Stuttgart, auf Herausgabe der bei der Deutsche Bank AG im Depot Nr. 123 700 700 verbuchten Aktien ab.

(2) Der Eigentumsubergang erfolgt unter der aufschiebenden Bedingung, da(beta) die in Section 5 bezeichneten Betrage vollstandig und vorbehaltslos dem

                                    SECTION 3
                                    EXECUTION

(1) Seller and Purchaser are in agreement regarding the transfer of the property in the shares to the Purchaser. The Seller assigns his claim against Deutsche Bank AG, Stuttgart branch, to transfer the Shares deposited in the deposit no. 123 700 700 with Deutsche Bank AG.

(2) The transfer of title shall be subject to the suspensive condition that the amounts referred to in sec. 5 herein are completely and unre-


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SHARE PURCHASE AGREEMENT                                                       3
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Konto des Verau(beta)erers bei der Deutsche Bank AG, Filiale Stuttgart, Nr. 123
700 700 gutgeschrieben sind und die nach Section 14 notwendige Mitteilung uber die Zustimmung des Board of Directors der Decora Industries Inc. in der naher in
Section 14 genannten Form erfolgt ist. In der diesem Kaufvertrag beigefugten Anlage bestatigt die Deutsche Bank AG, Filiale Stuttgart, da(beta) sie die
Aktien zugunsten des Erwerbers gesperrt halt und an diesen herausgibt, sobald die vorgenannte aufschiebende Bedingung gema(beta) Mitteilung durch den Verau(beta)erer eingetreten ist.

strictedly credited to the account of the Seller with Deutsche Bank AG, Stuttgart branch, no. 123 700 700 and the information regarding the consent of the board of directors of Decora Industries Inc. according to sec. 14 has been made in the form provided for in sec. 14. In the exhibit to this purchase agreement, Deutsche Bank, Stuttgart branch, confirms that the disposition of the Shares has been prohibited for the benefit of the Purchaser and that the Shares will be transferred to Purchaser as soon as the suspensive condition according to an information of the Seller has been met.


                                    SECTION 4
                                WETTBEWERBSVERBOT

(1) Der Verau(beta)erer verpflichtet sich auf die Dauer von 4 Jahren nach Unterzeichnung dieses Vertrages, im Tatigkeitsbereich der Gesellschaft und den mit ihr verbundenen Unternehmen ("Gesellschaften") keine Konkurrenzunternehmen zu erwerben, Betriebe zu eroffnen oder unmittelbare oder mittelbare Beteiligungen an einem Konkurrenzunternehmen - mit Ausnahme des Erwerbs von nicht mehr als 5% der borsennotierten Aktien eines Unternehmens - zu erwerben, die im bisherigen raumlichen und sachlichen Tatigkeitsbereich der Gesellschaft und der Gesellschaften tatig sind und im Tatigkeitsfeld der Gesellschaft und der Gesellschaften mit nachfolgender Ausnahme jeglichen Wettbewerb zu unterlassen. Der sachliche wie auch raumliche Tatigkeitsbereich ergibt sich aus dem dem Erwerber bekannten Geschaftsbericht der Gesellschaft des Geschaftsjahres 1996 und den


                                    SECTION 4
                           PROHIBITION OF COMPETITION

(1) The Seller hereby undertakes for a period of 4 years after signing of this agreement, not to acquire competitive businesses, set up businesses, or acquire directly or indirectly participations in a competitor, which undertake business in the present local and factual scope of business activities of the Company and the Companies with the exception of the purchase of not more than 5% of the shares of a publicly quoted company and not to compete with the Company and the Companies within their business scope with the following exception. The factual and local scope of business activities can be derived from the annual report of the Company for the year 1996 and the business divisions referred to therein which are known to the Purchaser. This prohibition to compete does not apply to the degree that some companies affiliated with the Seller according to sec. 15 of the Stock Corporation Act are al-


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SHARE PURCHASE AGREEMENT                                                       4
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        dort aufgefuhrten Geschaftsbereichen. Das Wettbewerbsverbot greift jedoch insoweit nicht, als einige mit dem Verau(beta)erer verbundene Unternehmen i.S. Section 15 AktG bereits auf Geschaftsfeldern der Konrad Hornschuch Aktiengesellschaft und den mit der Konrad Hornschuch Aktiengesellschaft verbundenen Unternehmen tatig sind. Dies betrifft ausschlie(beta)lich die W.K.P. Wurttembergische Kunststoffplattenwerke GmbH & Co. KG, Unterensingen, und die CDM Lamines Inc. Drummondville, Quebec/Kanada mit ihren Produkten: bedruckte und/oder lackierte Dekorfolien auf Basis von Papier der Kunststoffen zur Beschichtung von Holzwerkstoffen oder Metall.

        ready in business in certain business divisions of Konrad Hornschuch Aktiengesellschaft and companies affiliated with Konrad Hornschuch Aktiengesellschaft. This exclusively refers to W.K.P. Wurttembergische Kunststoffplattenwerke GmbH & Co. KG, Unterensingen, and CDM Lamines Inc. Drummonville, Quebec/Canada with their products printed and/or painted decorative folios on the basis of paper or synthetic materials for coating of timber or metal.

(2) Der Verau(beta)erer steht dafur ein, da(beta) das vorstehende Wettbewerbs-, Erwerbs- und Beteiligungsverbot von ihm wie auch von den ihm verbundenen Unternehmen sowie seinen Gesellschaftern so eingehalten wird, als seien diese Unternehmen bzw. seine Gesellschafter selbst gegenuber den Gesellschaften zur Unterlassung von Wettbewerb, Erwerb und Beteiligung verpflichtet.

(3) In jedem Fall der Verletzung des Wettbewerbs-, Erwerbs- wie auch Beteiligungsverbots gema(beta)Abs. 1 und Abs. 2 hat der Verau(beta)erer an den Erwerber eine Vertragsstrafe in Hohe von DM 100.000,- (in Worten:
        Deutsche Mark Einhunderttausend) zu zahlen. Bei dauerhafter Verletzung dieses Wettbewerbs von jeweils mehr als zwei Wochen gilt fur Zwecke des vorstehenden Satzes jeder Zweiwochenzeitraum als erneute Verletzung dieses Wettbewerbsverbots. Anspruche des Erwerbers auf Ersatz eines weitergehenden Schadens oder auf

(2) The Seller hereby guarantees that the above mentioned competition, purchase and participation prohibitions shall also be respected by its affiliated companies as well as its shareholders as if these companies or the shareholders, respectively, themselves would have entered vis-a-vis the Companies into the obligation not to compete, to acquire or to participate.

(3) In each case of a violation of the competition, acquire and participation prohibitions according to para. 1 and 2, Seller shall pay to Purchaser a contractual penalty amounting to DM 100,000.- (deutschmarks one hundred thousand). A permanent breach of the prohibition to compete of more than two weeks, respectively, each two week period shall be deemed to be a new violation of this prohibition to compete. The Purchaser's claims to recover damages or forbearance remain unaffected.


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SHARE PURCHASE AGREEMENT                                                       5
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        Unterlassung bleiben unberuhrt.


                                    SECTION 5
                              KAUFPREIS, VERGUTUNG

(1) Der Kaufpreis fur jede vom Verau(beta)erer verkaufte Aktie betragt DM 110,- (in Worten: Deutsche Mark Einhundertzehn), insgesamt ergibt sich dadurch ein Kaufpreis von DM 34.690.700,- (in Worten: Deutsche Mark Vierunddrei(beta)igmillionensechshundertneunzigtausend-siebenhundert.

(2) Die Vergutung fur die Einhaltung des Wettbewerbsverbots gema(beta)Section 4 betragt DM 12.000.000,- (in Worten: Deutsche Mark Zwolfmillionen) zuzuglich 15% Umsatzsteuer DM 1.800.000.- (in Worten:
        Deutsche Mark Einemillionachthunderttausend) und damit brutto DM 13.800.000,- (in Worten: Deutsche Mark
        Dreizehnmillionenachthunderttausend).

(3) Der Kaufpreis gema(beta)vorstehendem Abs. 1 sowie die Vergutung gema(beta) vorstehendem Abs. 2 ist 5 Werktage nach erfolgter Mitteilung uber die Zustimmung des Board of Directors der Decora Industries Inc. (Section 14) zur Zahlung fallig. Der Kaufpreis ist auf das inSection 3 genannte Konto bei der Deutsche Bank AG, Filiale Stuttgart, zu entrichten.

(4) Bei nicht fristgerechter Zahlung schuldet der saumige Erwerber vom Zeitpunkt der Falligkeit an Falligkeitszinsen in Hohe von 3 % p.a. uber dem jeweiligen Diskontsatz der Deutschen Bundesbank. Die Geltendmachung eines daruber hinausgehenden Verzugsschadens bleibt vorbehalten.


                                    SECTION 5
                          PURCHASE PRICE, REMUNERATION

(1) The purchase price for each sold share amounts to DM 110.- (deutschmarks one hundred and ten), therefore the total purchase price shall be DM 34,690,700.- (deutschmarks thirty four million six hundred ninety thousand seven hundred).

(2) The remuneration for the observance of the prohibition to compete according to sec. 4 amounts to DM 12,000,000.- (deutschmarks twelve million) plus 15% value added tax of DM 1,800,000.- (deutschmarks one million eight hundred thousand), therefore a gross total of DM 13,800,000.- (deutschmarks thirteen million eight hundred thousand).

(3) The purchase price according to the aforementioned para. 1 as well as the remuneration according to para. 2 as above is due and payable five business days after receipt of information regarding the consent of the board of directors of Decora Inc. (sec. 14). The purchase price is payable on the account with Deutsche Bank AG, Stuttgart branch, referred to in sec. 3 above.

(4) In case of default, the Purchaser shall pay as of the due date interest amounting to 3% above the respective applicable discount rate of the Deutsche Bundesbank. The entitlement to claim further rights due to the default remains uneffected.


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SHARE PURCHASE AGREEMENT                                                       6
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(5)     Der Verau(beta)erer kann von dem Vertrag zurucktreten, wenn der Erwerber nach Falligkeit der inSection 5 Abs. 1 und 2 genannten Betrage trotz schriftlicher Mahnung und Setzung einer mindestens einwochigen Zahlungsfrist mit der Zahlung der Betrage ganz oder teilweise in Ruckstand gerat.


(5) Seller is entitled to rescind from this agreement, if purchaser after the due date of the amounts referred to in sec. 5 para. 1 and 2 and notwithstanding the written notice with a payment period of at least one week is partially or fully in default with the payment of the amounts.


                                    SECTION 6
                                   ZUSICHERUNG

(1) Der Verau(beta)erer kann uber die Aktien uneingeschrankt verfugen. Die Aktien stellen nicht das ganze oder nahezu ganze Vermogen des Verau(beta)erers i.S.d. Section 419 BGB dar. Die Aktien sind nicht mit Rechten Dritter belastet, insbesondere

        - sind die Aktien und/oder Teile daraus weder gepfandet noch verpfandet noch sicherheitshalber abgetreten;

        - bestehen keine Options- oder sonstige Rechte Dritter auf den Erwerb von Aktien oder von Teilen derselben;

        - sind die Aktien nicht Gegenstand von Treuhandverhaltnissen mit Dritten bzw. haben etwaige Treugeber dem Verkauf und der Ubertragung zugestimmt und

        -       unterliegen die Aktien oder Rechte daraus keinen
                Nie(beta)brauchsrechten Dritter, Unterbeteiligungen, stillen Gesellschaften oder ahnlichen Verhaltnissen.

(2) Sollte eine nach Abs. 1 abgegebene Zusicherung ganz oder teilweise unrichtig, unvollstandig oder nicht


                                    SECTION 6
                         REPRESENTATIONS AND WARRANTIES

(1) The Seller can dispose of the Shares without any restrictions. The Shares do not represent the whole or almost the whole of the assets of the Seller in the sense of sec. 419 of the German Civil Code. The shares are not encumbered with third party rights, in particular

        - Shares and/or parts thereof are not seized or pledged nor transferred by way of security;

        - there are no options or other third party rights with respect to the acquisition of Shares or parts thereof;

        - the Shares are not subject to any fiduciary relationships with third parties and no trustors have consented to the transfer thereof and

        - the Shares are not subject to any usufruct rights of third parties' sub-participations, silent partnerships or similar legal relationships.

(2) Should any of the representations and warranties given according to para. 1 be partially or fully incor-


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SHARE PURCHASE AGREEMENT                                                       7
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erfullt sein, so kann der Erwerber nach seiner Wahl Herabsetzung des Kaufpreises
(Minderung) oder Schadensersatz in Geld verlangen. Eine Ruckgangigmachung (Wandelung) ist nur zulassig, wenn dem Erwerber ein Festhalten an dem Vertrag nicht mehr zugemutet werden kann.

(3) Im ubrigen wird jede Gewahrleistung, soweit gesetzlich zugelassen, ausgeschlossen.


rect, incomplete or not fulfilled, then the Purchaser may choose to reduce the purchase price (purchase price reduction) or claim for pecuniary damages. A rescission (Rescission) is only permissible, if the Purchaser cannot further adequately be expected to honor the agreement.


(3) Moreover, any liability shall - to the degree permissible by law - be excluded.


                                    SECTION 7
                                  AUFSICHTSRAT

Der Verau(beta)erer stellt in geeigneter Weise sicher, da(beta) die von ihm "entsandten" Mitglieder des Aufsichtsrates mit Wirksamkeit dieses Vertrages unverzuglich mit sofortiger Wirkung, hilfsweise satzungsgema(beta) ihr Aufsichtsratsmandat niederlegen werden. Bei den vom Verau(beta)erer "entsandten" Aufsichtsratsmitgliedern handelt es sich um Herrn Eberhard Christian Kunz, Herrn Dr. Wilhelm Dengler und Herrn Helmut Menges. Der Erwerber wird sein Stimmrecht in der nachsten Hauptversammlung der Gesellschaft dahingehend ausuben, da(beta) den vorgenannten Aufsichtsratsmitgliedern Entlastung erteilt wird.


                                    SECTION 7
                                SUPERVISORY BOARD

Seller shall appropriately oversee that the supervisory board members which have been "delegated" by him will resign from their mandates as of the day this contract becomes effective without delay and immediate effect, however in any event according to the rules of the articles of association. The members of the supervisory board "delegated" by the Seller are Mr. Eberhad Christian Kunz, Dr. Wilhelm Dengler and Mr. Helmut Menges. The Purchaser will exercise his voting rights in the next general assembly of the Company in such a manner that the supervisory board members referred to above will be discharged from their obligations.


                                    SECTION 8
                                     KOSTEN

Die Kosten fur die Hinzuziehung rechtlicher, steuerlicher und sonstiger Berater im Zusammenhang mit dem Abschlu(beta) dieses Kaufvertrages tragt der jeweilige Auftraggeber selbst.


                                    SECTION 8
                                      COSTS

The costs for legal, tax and other advisors in the context of the entering into this purchase agreement have to be borne by the respective party giving an assignment.


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SHARE PURCHASE AGREEMENT                                                       8
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                                    SECTION 9
                           KEINE NEBENVEREINBARUNGEN,
                                   SCHRIFTFORM

Dieser Vertrag und die darin erwahnten Anlagen enthalten alle Vereinbarungen zwischen den Parteien bezuglich des Gegenstandes dieses Vertrages. Anderungen und Erganzungen dieses Vertrages bedurfen zu ihrer Wirksamkeit der Schriftform, sofern nicht gesetzlich eine strengere Form vorgeschrieben ist. Dies gilt auch fur die Abbedingung der Schriftform.


                                    SECTION 9
                         NO ORAL SUBSIDIARY AGREEMENTS,
                                  WRITTEN FORM

This Agreement and the Exhibits mentioned herein contain all agreements between the parties with regard to the subject matter of this Agreement. Modifications and amendments to this Agreement have to be made in writing in order to be valid, unless a more stringent form is provided for by law. This also applies with regard to the waiver of the written form requirement.


                                   SECTION 10
                              SALVATORISCHE KLAUSEL

(1) Sollte eine Bestimmung dieses Vertrages einschlie(beta)lich aller kunftigen aufgenommenen Bestimmungen ganz oder teilweise nichtig, unwirksam oder undurchfuhrbar sein oder werden, so wird dadurch die Wirksamkeit der ubrigen Bestimmungen nicht beruhrt. Die Beteiligten sind in einem solchen Fall verpflichtet, an der Schaffung von Bestimmungen mitzuwirken, durch die ein der nichtigen, unwirksamen oder undurchfuhrbaren Bestimmung wirtschaftlich moglichst nahe kommendes Ergebnis rechtswirksam erzielt wird.

(2) Sind Bestimmungen dieses Vertrages auslegungs- oder erganzungsbedurftig, so hat die Auslegung oder Erganzung in der Weise zu erfolgen, da(beta)sie dem Geist, Inhalt und Zweck dieses Vertrages bestmoglich gerecht wird. Dabei soll diejenige Regelung gelten, die die Beteiligten bei Abschlu(beta) dieses Vertrages getroffen hatten, wenn sie die Auslegungs- oder Erganzungsbedurftigkeit erkannt hatten.


                                   SECTION 10
                                  SEVERABILITY

(1) Should a provision of this Agreement including all future provisions be partially or fully invalid or ineffective or not applicable, then this shall have no impact on the validity of the other provisions of this Agreement. The parties are obliged to engage in such a manner to create new provisions, which from an economic point of view get as close as possible to legally valid provisions which substitute the invalid, ineffective or non-applicable provision.

(2) If provisions of this Agreement are subject to interpretation or additions, the interpretation or addition has to be done in such a manner that the spirit, contents and purpose of this agreement shall be achieved in the best possible manner. Such provision shall apply, into which the parties would have entered as of the conclusion of this Agreement had they recognized the necessity to interpret or supplement this Agreement.


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SHARE PURCHASE AGREEMENT                                                       9
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                                   SECTION 11
                                ANWENDBARES RECHT

Auf diesen Vertrag findet, soweit nicht zwingende gesetzliche Bestimmungen entgegenstehen, deutsches Recht Anwendung.


                                   SECTION 11
                                 APPLICABLE LAW

This Agreement shall be subject to German law unless mandatory other legal provisions prevail.


                                   SECTION 12
                                  GERICHTSSTAND

Als Gerichtsstand fur samtliche Streitigkeiten aus oder im Zusammenhang mit diesem Vertrag wird Stuttgart vereinbart.


                                   SECTION 12
                                      FORUM

Forum for any and all disputes out of or in relation to this agreement shall be Stuttgart.


                                   SECTION 13
                        VERTRAULICHKEIT UND INFORMATIONEN

(1) Der Inhalt dieses Vertrages ist von den Parteien vollstandig vertraulich zu behandeln; er darf jedoch offengelegt werden gegenuber Angestellten oder Beratern der jeweiligen Partei, die einer vergleichbaren Vertraulichkeitsverpflichtung gegenuber der jeweils anderen Partei unterliegen oder gegenuber Steuer- und anderen Behorden, soweit dies rechtlich erforderlich ist. Die Offenlegung ist auch insoweit gestattet, als nach Ansicht des Erwerbers im Rahmen des beabsichtigten freiwilligen Kaufangebotes durch den Erwerber an die au(beta)enstehenden Aktionare Informationen, insbesondere zum Kaufpreis, offenzulegen sind.

2) Dem Erwerber ist ab Unterzeichnung dieses Vertrages gestattet, sich beim Vorstand der Gesellschaft Informationen uber den augenblicklichen wirtschaftlichen Stand der Gesellschaft wie auch uber Aussichten und Gewinnerwartungen

                                   SECTION 13
                                 CONFIDENTIALITY

(1) The subject matter of this agreement is to be treated strictly confidential by the parties. It may, however, be disclosed towards employees or advisors of the respective party, who are subject to a similar obligation to maintain confidentiality towards the respective party or towards tax and other authorities as far as this is legally required. A disclosure is also permissible as according to the opinion of the Purchaser information, in particular the purchase price, shall be disclosed to other shareholders in the course of the intended voluntary tender offer.


(2) Purchaser is entitled to receive, as of the day of the signing of this Agreement information from the executive board of the Company regarding the present economic situation of the Company as well as information regarding the fore-


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SHARE PURCHASE AGREEMENT                                                      10
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der Gesellschaft geben zu lassen. Der Verau(beta)erer wird den dazu notwendigen
Kontakt zwischen Vorstand und Erwerber herstellen

cast and profit expectations of the Company. Seller will establish the necessary contact between the executive board and the Purchaser.


                                   SECTION 14
                            AUFSCHIEBENDE BEDINGUNGEN


(1) Die Wirksamkeit dieses Vertrages ist aufschiebend dadurch bedingt, da(beta)der Erwerber gegenuber dem Verau(beta)erer die erfolgte Zustimmung des Board of Directors der Decora Industries Inc., 1 Millstreet Fort Edward in New York/USA, der kunftigen Muttergesellschaft des Erwerbers, zum Abschlu(beta)dieses Vertrages schriftlich oder per Telefax (Telefax-Nr.: 07022 / 96 74 30) mitteilt. Die Mitteilung des Erwerbers uber die Zustimmung kann lediglich bis zum 15. September 1997 erklart werden. Fur die Frist ist der Eingang des Schreibens bzw. des Telefax-Schreibens des Erwerbers beim Verau(beta)erer ma(beta)gebend. Auf die tatsachliche Beschlu(beta)fassung durch den Board of Directors wie auch auf die Wirksamkeit des Beschlusses kommt es nicht an.

(2) Sollte die vorstehende Bedingung nicht fristgerecht eintreten und damit kein Kaufvertrag zustandegekommen sein, ist der Erwerber verpflichtet, an den Verau(beta)erer eine einmalige Ausgleichszahlung von DM 1.000.000,- (in Worten: Deutsche Mark Eine Million) zu zahlen. Daruber hinausgehende Anspruche des Verau(beta)erers, gleich aus welchem Rechtsgrund, sind ausgeschlossen.


                                   SECTION 14
                              SUSPENSIVE CONDITIONS


(1) The effectiveness of this Agreement shall be subject to the suspensive condition that the Purchaser shall inform the Seller in writing or via telefax (telefax no. 07022 / 96 74 30) about the consent of the Board of Directors of Decora Industries Inc., 1 Millstreet Fort Edward in New York/USA, the future parent company of the Purchaser to the entering into this Agreement. This information of the Purchaser regarding the consent can only be declared until September 15, 1997. For the term, the receipt of a letter or a telefax letter of the Purchaser by the Seller is decisive. The actual consent by the Board of Directors as well as the effectiveness of such resolution is not relevant.

(2) Should the above condition not be fulfilled in time thereby no purchase agreement become effective, the Purchaser is obligated to make a settlement payment to Seller in the amount of DM 1,000,000.- (deutschmarks one million). Any further claims of the Seller, irrespective of the legal basis, shall be excluded.

                                   SECTION 15
                                     SPRACHE

Nur die deutsche Fassung dieses Vertrages ist verbindlich. Die englische Fassung stellt lediglich eine zu Informationszwecken erstellte Ubersetzung des ma(beta)geblichen deutschen Textes dar.


                                   SECTION 15
                                    LANGUAGE

Only the German version of this agreement shall be binding. The English version constitutes merely a translation of the relevant German text for information purposes.


                                   SECTION 16
                                GRUNDERWERBSTEUER

Etwaig anfallende Grunderwerbsteuer hat der Erwerber allein zu tragen.


                                   SECTION 16
                            REAL ESTATE TRANSFER TAX

Any real estate transfer tax shall be borne exclusively by Purchaser.


                                   SECTION 17
                                BUNDESKARTELLAMT

Eine etwaig erforderliche Anzeige nach Section 23 GWB an das Kartellamt oder die Erfullung anderer kartellrechtlicher Vorschriften werden von den
Vertragsparteien in gegenseitiger Abstimmung gepruft und erledigt. Etwaige damit zusammenhangende Kosten gehen zu Lasten des Erwerbers.


                                   SECTION 17
                              ANTI-TRUST AUTHORITY

Any filing according to sec. 23 Merger Control Act with the cartel office or the fulfillment of other provisions of the cartel office shall be checked and fulfilled by both parties in mutual coordination. Any costs related thereto shall be borne by Purchaser.


                                   SECTION 18
                    SCHULDBEITRITT UND FINANZIERUNGSGARANTIE

Fur alle Zahlungsverpflichtungen des Erwerbers aus diesem Vertrage ubernimmt die Decora Industries Inc., 1 Millstreet Fort Edward in New York/USA, - als kunftiger Muttergesellschaft des Erwerbers - die gesamtschuldnerische Mithaftung. Sie erbringt den Nachweis der ordnungsgema(beta)en
Vertretungsberechtigung der bei Unterzeichnung dieses Vertrages fur die kunftige Muttergesellschaft unterzeichnenden Personen durch Vorlage einer im internationalen Rechtsverkehr ublichen anwaltlichen Bestatigung.


                                   SECTION 18
                    COLLATERAL PROMISE AND FINANCE GUARANTEE

For all payment obligations of the acquiror arising from this agreement, Decora Industries Inc., 1 Millstreet Fort Edward in New York/USA, as the future parent company of the acquiror, shall take over the joint and several liability. It will produce proof of proper entitlement of representation of the signing parties with the signing of this agreement for the future holding company through the presentation of a lawyer's certificate of confirmation customary in international law.

SHARE PURCHASE AGREEMENT                                                      12
--------------------------------------------------------------------------------


den 18. August 1997                                 this 18th day of August 1997




            --------------------------------------------------------
            Erwerber                                       Purchaser



             ------------------------------------------------------
             Verau(beta)erer                                 Seller


             ------------------------------------------------------
                             Decora Industries, Inc.